UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2007 (July 1, 2007)

Chinawe.com Inc.

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-26169 (Commission File Number)	95-462728 (IRS Employer Identification No.)

Room 1304, Dongbao Tower, 767 Dongfeng Road East, Guangzhou, China (Address of Principal Executive Offices)	510600 (Zip Code)

(8620) 3821-0119
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 1, 2007, Chinawe.com Inc. (the “Company”), Chinawe Asset Management Limited (“CAM”), a wholly owned subsidiary of the Company, and Vivian Chu, a director and the Chief Financial Officer of the Company, entered into a 2nd Supplementary Agreement (the “Amendment”). The Amendment extends the date for repayment of the loan made by Ms. Chu to the Company and now the obligation of CAM (the “Loan”) until December 31, 2007. At June 30, 2007, the balance of principal and interest outstanding on the Loan was $139,380.

The foregoing description of the Amendment is qualified in its entirety by reference to the provisions of the Amendment attached to this report as Exhibit 10.6.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 10.6	Supplementary Agreement, dated July 1, 2007, between Chinawe.com Inc., Chinawe Asset Management Limited, and Vivian Wai Wa Chu.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2007	CHINAWE.COM INC.
	By:	/s/ Man Keung Wai
Man Keung Wai Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.6	Supplementary Agreement, dated July 1, 2007, between Chinawe.com Inc., Chinawe Asset Management Limited, and Vivian Wai Wa Chu.